Exhibit 10.31
Execution Version
PURCHASE AGREEMENT
dated as of February 1, 2010
by and between
HAVERHILL RECEIVABLES, LLC
as the Seller
and
SLATE CAPITAL LLC
as the Purchaser
Certain portions hereof have been omitted pursuant to a request for confidential treatment.
In each case, the omitted language has been replaced with the following:
[ CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

i

ii

EXHIBITS AND SCHEDULES

Exhibit A	- Form of Demand Note
Exhibit B	- Form of Purchase Notice
Exhibit C	- List of Closing Documents
Exhibit D	- Eligible Receivable Purchase Procedures
Exhibit E	- Form of Claimant Purchase Agreement
Exhibit F	- Model Structured Settlement Transfer Statute
Exhibit G	- Form of Medical Questionnaire
Exhibit H	- Settlement Package

Schedule I	- [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
Schedule II	- Approved Annuity Providers
Schedule III	- Addresses and Locations of Books and Records of the Seller
Schedule IV	- ERISA Matters
Schedule V	- Certain Definitions
Schedule VI	- Eligibility Criteria
Schedule VII	- Additional Criteria
Schedule VIII	- Standard Operational Notices
Schedule IX	- Proceedings
Schedule X	- Structured Settlement Purchase Capacity
Schedule XI	- Post-Closing Obligations
Schedule XII	- Mergers; Tradenames

i

PURCHASE AGREEMENT
Dated as of February 1, 2010
          This PURCHASE AGREEMENT (this “Agreement”), dated as of February 1, 2010, is made by and between Haverhill Receivables, LLC (“Haverhill”), a Georgia limited liability company, as seller (the “Seller”), and Slate Capital LLC, a Delaware limited liability company (“Slate”), and any other affiliate of Slate that may become a party hereto from time to time with Seller’s consent (such consent not to be unreasonably withheld or delayed), as purchaser (the “Purchaser”).
WITNESSETH:
          WHEREAS, Washington Square Financial, LLC (the “Originator”) from time to time hereafter may contract to purchase and may purchase certain Receivables from various Claimants pursuant to a Claimant Purchase Agreement between the Originator and each such Claimant;
          WHEREAS, pursuant to that certain Receivables Sale Agreement, dated as of the date hereof, by and between the Originator and Haverhill, in Haverhill’s capacity as the acquiror (the “Seller”) (as the same may be amended, restated, modified or supplemented from time to time, the “Receivables Sale Agreement”), the Seller agrees to purchase or otherwise acquire or accept from the Originator all of the Originator’s right, title and interest in the Receivables that constitute Approved Receivables, together with the Related Assets related thereto;
          WHEREAS, the Seller desires from time to time to sell to the Purchaser, and the Purchaser desires from time to time to purchase from the Seller, all of the Seller’s right, title and interest in the Approved Receivables, together with the Related Assets related thereto, whether now owned or hereafter acquired by the Seller, in each case, on the terms and conditions provided herein.
          WHEREAS, pursuant to that certain Servicing Agreement, dated as of the date hereof, by and between the Originator, as servicer (in such role, the “Servicer”), the Purchaser and Haverhill (as the same may be amended, restated, modified or supplemented from time to time, the “Servicing Agreement”), the Servicer agrees to perform for the Purchaser all servicing obligations in connection with such Approved Receivables, including without limitation ensuring all Periodic Payments relating thereto are remitted to the Purchaser;
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I
DEFINITIONS
          SECTION 1.01. Certain Definitions. For all purposes of this Agreement, as used in this Agreement (including in the recitals hereto), each term listed in Schedule V shall have the respective meaning assigned to it therein.
          SECTION 1.02. Accounting Terms. Under this Agreement, all accounting terms not specifically defined herein shall be interpreted, all accounting determinations made, and all financial statements prepared, in accordance with GAAP, unless, and then only to the extent that, this Agreement expressly provides otherwise.
          SECTION 1.03. Other Terms. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words “herein,” “hereof,” and “hereunder” and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement, and all references to Sections, Exhibits and Schedules shall mean, unless the context clearly indicates otherwise, the Sections hereof and the Exhibits and Schedules attached hereto, the terms of which Exhibits and Schedules are hereby incorporated into this Agreement. Terms used herein in the singular also include the plural, and vice versa, whenever appropriate in the context in which such terms are used. Unless otherwise specified, any reference herein to a document or agreement (including, without limitation any Transaction Document) shall mean such document or agreement as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof and thereof.
          SECTION 1.04. Computation of Time Periods. In this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”, and the word “within” means “from and excluding a specified date and to and including a later specified date”, unless, and then only to the extent that, this Agreement expressly provides otherwise.
ARTICLE II
AMOUNTS AND TERMS OF THE PURCHASES
          SECTION 2.01. Purchases of Receivables; Agreement to Purchase. (a) Subject to the terms and conditions hereinafter set forth (including without limitation the conditions set forth in Article III), on each Purchase Date during the Selling Period, the Seller shall sell to the Purchaser, and the Purchaser shall Purchase from the Seller, all of the Seller’s right, title and interest in the Approved Receivables described on the Purchase Notices from time to time delivered by the Seller to the Purchaser in accordance herewith in respect of the proposed respective Purchase Dates therefor (as such dates shall be specified in such notices), in each case together with the associated Related Assets; provided, however, that, during the first fifteen (15) month period after the Closing Date and each twelve (12) month period thereafter during the

Selling Period, the Purchaser’s obligation to fund the purchase of Approved Receivables pursuant to this Section 2.01 shall be limited to the Aggregate Annual Purchase Limit.
          (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (x) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (y) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (z) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (f) [CONFIDENTIAL PORTION OMITTED AND FILED

SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (g) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 2.02. (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 2.03. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 2.04. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 2.05. Exclusivity.
               (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
               (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
               (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 2.06. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

ARTICLE III
CONDITIONS PRECEDENT
          SECTION 3.01. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 3.02. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 3.03. Effect of Payment of Purchase Amount. Upon the payment of the Purchase Amount for any purchase, all right, title and interest in, to and under the Acquired Assets included in such purchase shall vest in the Purchaser.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
          SECTION 4.01. Representations and Warranties of the Seller. The Seller hereby represents and warrants that as of the Closing Date and on each Purchase Date (except for representations and warranties which relate to a specific date only):
          (a) Organization and Good Standing. The exact legal name of the Seller is Haverhill Receivables, LLC. The Seller is a limited liability company, duly organized, validly existing and in good standing under the Laws of the State of Georgia. The Seller’s organizational identification number is 10006774. The Seller has full power and authority to own its properties and conduct its business as presently owned or conducted, and to execute, deliver and perform its obligations under this Agreement, and under each of the other Transaction Documents to which it is a party.
          (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a limited liability company, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or so obtain such licenses and approvals would have, or could reasonably be expected to have, a Material Adverse Effect.
          (c) Due Authorization; Conflicts. The Seller’s execution, delivery and performance of this Agreement, and each of the other Transaction Documents to which it is a party, are within the Seller’s powers, have been duly authorized by all necessary corporate, partnership and/or limited liability company action and do not contravene (i) the Seller’s limited liability company agreement, (ii) any Law, order, decree or contractual restriction binding on or affecting the

Seller and the violation of which would have, or could reasonably be expected to have, a Material Adverse Effect or (iii) any agreement, contract, indenture, credit agreement, mortgage, or other instrument, document or agreement to which the Seller or any of its assets are subject or by which the Seller or any of its assets may be affected and the violation of which would have, or could reasonably be expected to have, a Material Adverse Effect. The Seller has the full organizational power, authority and legal right to acquire, own and sell the Receivables and the other Related Assets purchased pursuant to this Agreement.
          (d) Consents. No authorization, approval or other action by, and no notice to or registration or filing with, any Governmental Authority or other regulatory body is required to be made by the Seller for the due execution, delivery and performance by the Seller of, or to insure the legality, validity, binding effect or enforceability of, this Agreement or any of the other Transaction Documents to which it is a party, except for the filing of UCC financing statements against the Seller and the Originator in respect of the transactions contemplated herein or in the other Transaction Documents to which it is a party, all of which that need to be filed to perfect the interest of the Purchaser in the Acquired Assets (as comprised as of the date of the making or remaking of this representation and warranty) have been so made (or delivered to the Purchaser in form suitable for filing).
          (e) Enforceability. This Agreement, and each other Transaction Document to which it is a party, is and will be the legal, valid and binding obligation of the Seller enforceable against it in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws now or hereafter in effect relating to creditors’ rights generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
          (f) Proceedings. There are no judgments or other judicial or administrative orders or decrees outstanding against the Seller, nor is there any pending or, to the best of the Seller’s knowledge, threatened action or proceeding affecting the Seller before any Governmental Authority, which would have, or could reasonably be expected to have, a Material Adverse Effect.
          (g) Compliance with Laws, Etc. The Seller is not in violation of any Law, order, writ, judgment, decree, determination or award applicable to it or any of its properties, or of any indenture, lease, loan or other agreement to which it is a party or by which it or its assets may be bound or affected, the violation of which would have, or could reasonably be expected to have, a Material Adverse Effect.
          (h) Locations. The principal place of business and chief executive office of the Seller are located at 701 Park of Commerce Blvd., Ste. 301, Boca Raton, FL 33487, and the offices where the Seller keeps all of its records relating to the Receivables and associated Related Assets purchased pursuant to this Agreement are located at the address(es) set forth on Schedule III.

          (i) Financial Statements. With respect to each Purchase Date following the Seller’s initial delivery of financial statements to the Purchaser pursuant to Section 5.01(t), the financial statements provided to the Purchaser under Section 5.01(t) immediately prior to such Purchase Date present fairly and accurately the financial condition of the Seller and its consolidated subsidiaries as of the date such financial statements were delivered.
          (j) Accuracy of Information. Each certificate, information, exhibit, financial statement, document, book, record, report or disclosure furnished by the Seller to the Purchaser, or the Servicer is accurate in all material respects and contains no untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not materially misleading.
          (k) Investment Company Act Matters. The Seller is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act.
          (l) Title to Property. With respect to each Receivable, the Seller, immediately prior to the Purchaser’s purchase thereof, had good, indefeasible and merchantable title to and ownership of such Receivable and to all other Acquired Assets and the proceeds thereof, free and clear of all Liens.
          (m) Tradenames. Except as provided in Schedule XII, the Seller has no tradenames, fictitious names, assumed names or “doing business as” names, and except as provided in Schedule XII, since the date of its organization and registration as a Georgia limited liability company the Seller has not (i) been the subject of any merger or other corporate reorganization that resulted in a change of name, identity or corporate structure or (ii) had or used any other name.
          (n) Solvency. After giving effect to each purchase of the Acquired Assets hereunder, the Seller is and will be solvent and able to pay its debts as they come due, and has and will have adequate capital to conduct its business.
          (o) Valid Sale. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (p) Licenses. The Seller has complied with all registration and licensing requirements in each jurisdiction in which it is required to be specially registered or licensed as a purchaser of Receivables purchased pursuant to this Agreement and in which its other business activities, if any, require any such registration or licensing. There is no fact, circumstance, or event that would or could cause the Seller to not comply with the registration and licensing requirements that are necessary to perform its obligations under this Agreement or the other Transaction Documents to which it is a party or to be subject to review, suspension, revocation or non-renewal, or that would or could make the

Seller not comply with any registration or licensing requirement in the first instance.
          (q) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (r) [Reserved.]
          (s) Termination Events. No Termination Event, or event or condition which with notice, passage of time or both would constitute a Termination Event, has occurred.
          (t) USA Patriot Act. The Seller has provided to the Purchaser information including the name and address of the Seller and other information that will allow the Purchaser to identify Seller in accordance with the USA Patriot Act.
          (u) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 4.02. Representations and Warranties of the Seller Relating to the Receivables. The Seller hereby represents and warrants that as of each Purchase Date:
          (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

          SECTION 4.03. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants that as of the Closing Date and on each Purchase Date (except for representations and warranties which relate to a specific date only):
          (a) Corporate Existence and Power. The Purchaser is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware. The Purchaser has full power and all material governmental licenses, authorizations, consents and approvals required to carry on its business in each jurisdiction in which its business is now conducted, except where the failure to have such governmental licenses, authorizations, consents and approvals would not have, or could not reasonably be expected to have, a Material Adverse Effect. The Purchaser is duly qualified to do business in, and is in good standing in, every other jurisdiction in which the nature of its business requires it to be so qualified except where the failure to be so qualified or in good standing would not have, or could not reasonably be expected to have, a Material Adverse Effect.
          (b) Governmental Authorization; Contravention. The execution, delivery and performance by the Purchaser of this Agreement and the other Transaction Documents to which it is a party (i) are within the Purchaser’s limited liability company powers, (ii) have been duly authorized by all necessary limited liability company action, (iii) require no action by or in respect of, or filing with, any Governmental Authority or official thereof that has not been taken, and (iv) do not contravene, or constitute a default under, any provision of (A) the Purchaser’s organizational documents or (B) applicable law, rule or regulation or of any agreement, judgment, injunction, order, writ, decree or other instrument binding upon the Purchaser, the contravention of which, in any of the foregoing cases (except for the event described in clause (iv)(A)) would have, or could reasonably be expected to have, a Material Adverse Effect.
          (c) Binding Effect. This Agreement constitutes the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
     SECTION 4.04. Survival of Representations and Warranties. The representations and warranties made pursuant to this Article IV on the date of any purchase shall survive such purchase and the termination of this Agreement.
ARTICLE V
GENERAL COVENANTS
          SECTION 5.01. Affirmative Covenants of the Seller. At all times from the Closing Date to the Final Collection Date, unless the Purchaser otherwise consents in writing:
          (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (b) Licenses. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (c) Compliance with Law. The Seller shall comply in all material respects with all applicable Laws, orders, writs, judgments, decrees, determinations and awards applicable to it or any of its businesses or properties.
          (d) Preservation of Existence. The Seller will preserve and maintain its existence, rights, franchises and privileges as a limited liability company in the jurisdiction of its organization, and will qualify and remain qualified in good standing as a foreign business entity in each jurisdiction where the failure to maintain such qualification would have, or could reasonably be expected to have, a Material Adverse Effect.
          (e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (f) Keeping of Records and Books of Account. The Seller itself or through its agents will (i) keep proper books of record and account, which shall be maintained or caused to be maintained by the Seller and shall be separate and apart from those of any Affiliate of the Seller, in which full and correct entries shall be made of all financial transactions and the assets and business of the Seller in accordance with GAAP, and (ii) maintain and implement administrative and operating procedures (including without limitation an ability to recreate records evidencing the Receivables purchased pursuant to this Agreement in the event of the destruction of the originals thereof) and keep and maintain all documents, books, records and other information reasonably necessary or advisable for the collection of all the Acquired Assets (including without limitation records adequate to permit the daily identification of all
Collections of and adjustments to each existing Receivable purchased pursuant to this Agreement).
          (g) Location of Records. The Seller will keep its principal place of business and chief executive office at the address of the Seller referred to in Section 4.01(h) and will keep the other offices where it keeps the books, records and documents regarding the Acquired Assets at the addresses of the Seller referred to on Schedule III, or in either case, upon satisfaction of the conditions set forth in Section 5.02(f), at any other location within the

United States.
          (h) Receivables Sale Agreement. The Seller shall, at its expense, timely perform and comply with all provisions, covenants and other promises required to be observed by the Seller under the Receivables Sale Agreement, maintain the Receivables Sale Agreement in full force and effect, enforce the Receivables Sale Agreement in accordance with its terms, and, at the request of the Purchaser, make to the Originator such reasonable demands and requests for information and reports or for action as such Person may request to the extent that the Seller is entitled to do the same thereunder.
          (i) Payment of Taxes, Etc. The Seller will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon it in respect of the Acquired Assets, or in respect of its income or profits therefrom, and any and all claims of any kind (including, without limitation claims for labor, materials and supplies) against the Seller in respect of the Acquired Assets, except where such tax, assessment, charge or levy is being contested in good faith and by proper proceedings and adequate reserves have been set up and are being maintained in respect thereof on the Seller’s books and records.
          (j) Insurance Coverage.
     (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ii).[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (k) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (l) Protection of Right, Title and Interest to Purchaser.
     (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (m) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

          (n) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (o) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (p) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (q) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (r) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (s) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (t) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (u) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(iv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(v) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY

WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(vi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(vii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(viii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(ix) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(x) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xiii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xiv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(xv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xvi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].bligated for the debts of any member of the Parent Group or any other Person;
(xvii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xviii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xix) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xx) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (v) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (w) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (x) Data Security.
(i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(iv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (y) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (z) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (aa) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 5.02. Negative Covenants of the Seller. From the Closing Date until the Final Collection Date, without the written consent of the Purchaser:
          (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

          (g) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (h) Data Security.
(i)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(ii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]..

(iii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          Negative Covenant of the Purchaser. From the Closing Date until the Final Collection Date:
          (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE VI
ADMINISTRATION AND COLLECTION
          SECTION 6.01. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 6.02. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
SECTION 6.03. Responsibilities of the Seller. Notwithstanding anything herein to the contrary:
          (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (b) [CONFIDENTIAL PORTION OMITTED AND

FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 6.04. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE VII
INDEMNIFICATION
          SECTION 7.01. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (iv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (v) [CONFIDENTIAL PORTION OMITTED AND

FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (vi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (vii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (viii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ix) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (x) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (xi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 7.02. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE VIII
CONFIDENTIALITY
     SECTION 8.01. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     SECTION 8.02. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

     SECTION 8.03. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
ARTICLE IX
TERMINATION
          SECTION 9.01. Termination of Purchase Commitment.
          (a) Each of the following events shall constitute a “Termination Event” hereunder:
     (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ii) the occurrence of any Insolvency Event with respect to the Seller, the Originator or any of their respective Affiliates;
     (iii) the occurrence of any material adverse change in the Seller’s, the Originator’s or any of their respective Affiliates’ financial condition or operations which has a Material Adverse Effect, but only with respect to the performance under or the enforcement of the Transaction Documents;
     (iv) commencing with the rolling six (6) month period beginning on the nine (9) month anniversary of the execution of this Agreement, the average aggregate Structured Settlement Purchase Price for each month over any rolling six (6) month period with respect to (A) all Receivables purchased pursuant to this Agreement that are purchased during such period and (B) all Receivables purchased pursuant to this Agreement in connection with which a request for a Transfer Order has been made during such period does not equal or exceed $1,000,000;
     (v) the occurrence of a change in Law that causes it to be illegal for the Originator, the Purchaser or the Seller to continue to perform their respective material obligations under the Transaction Documents;
     (vi) the determination by the Seller that its net worth with respect to the first three fiscal quarters, and by its independent accountants in the case of the fourth fiscal quarter, in each case in accordance with GAAP, is less than the Required Minimum Net Worth; provided that the Purchaser, if it believes that any such determination by the Seller with respect to the first three fiscal quarters is not accurate, may request that any such determination be made by the Seller’s independent accountants in accordance with GAAP;
     (vii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (viii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (ix) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (x) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (xi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (xii) the occurrence of a Key Man Event; or
     (xiii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (b) Upon the occurrence and during the continuation of a Termination Event, the Purchaser may terminate its Purchase Commitment, with such termination effective as of the date specified in a written notice to the Seller but in any event not earlier than the date of the Seller’s receipt of such notice; provided, however, that, upon the occurrence of any Termination Event described in Section 9.01(a)(ii), the Purchase Commitment shall automatically terminate, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (c) Notwithstanding any such termination of the Purchase Commitment described under paragraph (b) above, all other provisions of this Agreement shall remain in full force and effect as provided in Section 10.03.
          SECTION 9.02. Termination by the Seller.

          (a) The agreement of the Seller to sell Approved Receivables hereunder may be terminated at any time by the Seller upon receipt by the Purchaser of a written notice indicating the date upon which the Seller’s will exit from the business of, directly orindirectly, financing, factoring, offering, purchasing or selling Receivables. Following the Purchaser’s receipt of such notice, the Purchase Termination Date shall thereafter occur on the later of (i) the date specified therefor by the Seller in such notice (which date shall not be earlier than the date upon which such written notice is delivered to the Purchaser) or (ii) three (3) days after the Purchaser’s receipt of such notice. If the Seller exercises its termination rights pursuant to this Section 9.02, neither the Seller nor the any of its Affiliates (including the Originator) will engage, directly or indirectly, in the business of financing, factoring, offering, purchasing or selling Receivables during a period from the Purchase Termination Date until the second (2nd) anniversary of such Purchase Termination Date.
          (b) Notwithstanding any such termination described under paragraph (a) above, all other provisions of this Agreement shall remain in full force and effect as provided in Section 10.03.
          SECTION 9.03. Termination Fee. Upon the occurrence of any Termination Event (other than pursuant to Section 9.01(a)(v)) prior to the Second Interest Rate Modification Date and regardless of whether demand is made by the Purchaser, the Seller shall immediately remit to the Purchaser an amount equal to the Termination Fee.
ARTICLE X
MISCELLANEOUS
          SECTION 10.01. Waivers; Amendments. No failure or delay on the part of the Purchaser or the Seller (or any assignee thereof) in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other further exercise thereof or the exercise of any other power, right or remedy. The rights and remedies herein provided shall be cumulative and nonexclusive of any rights or remedies provided by Law. Unless otherwise specifically provided herein, any provision of this Agreement may be amended if, but only if, such amendment is in writing and is signed by the Seller and the Purchaser.
          SECTION 10.02. Notices. All communications and notices provided for hereunder, other than the standard operational notices referred to in Schedule VIII, which shall be sent to the Purchaser’s Operations Department at the respective address set forth below, shall be in writing and shall be given to the other party at the following address or at such other address as such party may hereafter specify for the purposes of notice to such party:
If to the Seller:
191 Peachtree Street NE, Suite 3300
Atlanta, GA 30303
Attention: Carlos Cadena
Telecopy No.: (404) 736-3620
with a copy to:
Foley & Lardner LLP
One Independent Drive, Suite 1300
Jacksonville, FL 32202
Attention: Robert S. Bernstein, Esq.
Telecopy No.: 904-359-8700
If to the Purchaser:
Slate Capital LLC
c/o Risk Finance
70 Pine Street, 5th Floor
New York, NY 10270
Attention: President
Telecopy No.: 877-815-4469
with copies to:
Slate Capital LLC
c/o Risk Finance
70 Pine Street, 5th Floor
New York, NY 10270
Attention: Legal Department
Telecopy No.: 212-480-3923
Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603
Attention: Michael J. Pinsel
Telecopy No.: 312-853-7036
If to the Purchaser’s Operations Department:
Slate Capital LLC c/o Risk Finance
70 Pine Street, 5th Floor
New York, NY 10270
Attention: Surveillance Manager, Structured
Settlements Purchase Program

Telecopy No.: 866-741-3199
with a copy to Slate Capital LLC:
Slate Capital LLC
c/o Risk Finance
70 Pine Street, 5th Floor
New York, NY 10270
Attention: Edward O’Leary Attention:
Steven Selesny
Telecopy No.: 866-741-3199

Except as already set forth herein, each such notice or other communication shall be deemed received and effective (i) if given by mail, three (3) Business Days following such posting, postage prepaid, U.S. certified or registered, (ii) if given by overnight courier, one (1) Business Day after deposit thereof with a national overnight courier service, or (iii) if given by any other means, when received at the address specified above.
          SECTION 10.03. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 10.04. GOVERNING LAW; ARBITRATION.
               (a) THOSE TERMS, CONDITIONS, AND PROVISIONS OF THIS AGREEMENT RELATING TO THE PURCHASES OF THE ACQUIRED ASSETS AND THE ATTACHMENT, PERFECTION AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS IN THE ACQUIRED ASSETS GRANTED BY THE SELLER IN FAVOR OF THE PURCHASER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF GEORGIA. ALL OTHER TERMS, CONDITIONS AND PROVISIONS OF THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.
               (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
               (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

               (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
               (e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
               (f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
               (g) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
               (h) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
               (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          SECTION 10.05. Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
          SECTION 10.06. Entire Agreement. This Agreement, together with the other Transaction Documents, including the exhibits and schedules hereto and thereto, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.
          SECTION 10.07. Limitations on Liability. None of the members, managers, partners, officers, employees, agents, shareholders, directors, trustees or holders of any ownership interests of or in (x) the Purchaser or the Seller or (y) the members of the Purchaser or the Seller, past, present or future, shall be under any liability to the Seller or the Purchaser, respectively, any of their successors or assigns, or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this

Agreement or for any obligation or covenant under this Agreement, it being understood that this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable Law, solely the limited liability company obligations of the Purchaser and limited liability company obligations of the Seller, respectively. The Seller, the Purchaser and any member, manager, partner, officer, employee, agent, shareholder, director, trustee or holder of an ownership interest of or in (x) the Seller or the Purchaser and (y) any members of the Purchaser or the Seller, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than any Affiliate thereof) respecting any matters arising hereunder.
          SECTION 10.08. Further Assurances. The Seller and the Purchaser hereby agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by any other party hereto to more fully effect the purposes of this Agreement. The Seller and the Purchaser further agree that each will consider in good faith any and all changes the other may reasonably request to the notices, agreements, instruments and documents in the Settlement Package; provided, that any such changes shall not apply with respect to notices, agreements, instruments and documents in a Settlement Package that has already been presented to a Claimant.
          SECTION 10.09. No Petition. The Seller, by entering into this Agreement, hereby covenants and agrees that it will not at any time institute against the Purchaser, or solicit or incite any other Person to institute for the purpose of joining in any such institution against the Purchaser, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar applicable Law.
          SECTION 10.10. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.
          SECTION 10.11. Electronic Communications. Unless otherwise provided herein, communications may be via e-mail; provided that if communication by e-mail is required under this Agreement, but is not available for any reason, any other suitable means of written communication providing for same or next day delivery shall be used in lieu thereof, including without limitation by facsimile transmission or personal delivery.
          SECTION 10.12. No Partnership or Joint Venture. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of a partnership or joint venture. The parties hereto agree that they will not take any action contrary to the foregoing intention and agree to report the transaction for all tax purposes consistent with the foregoing intention unless and until determined to the contrary by an applicable tax authority.
[The remainder of this page is intentionally blank.]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.
HAVERHILL RECEIVABLES, LLC, as the Seller
[CONFIDENTIAL PORTION OMITTED
AND FILED SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT].
Signature Page to
Purchase Agreement

SLATE CAPITAL LLC, as the Purchaser
[CONFIDENTIAL PORTION
OMITTED AND FILED
SEPARATELY WITH THE
COMMISSION PURSUANT TO A
REQUEST FOR CONFIDENTIAL
TREATMENT].
Signature Page to
Purchase Agreement

SCHEDULE I
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule I

SCHEDULE II
Approved Annuity Providers
None.

Schedule II

SCHEDULE III
Seller’s Location of Records
701 Park of Commerce Blvd., Suite 301
Boca Raton, FL 33487

Schedule III

SCHEDULE IV
ERISA Matters
None.

Schedule IV

SCHEDULE V
Definitions
          “Acquired Assets” shall mean the Receivables purchased pursuant to this Agreement and the associated Related Assets related thereto.
          “Additional Criteria” shall mean the criteria set forth on Schedule VII hereto; provided, however, that such criteria may from time to time be amended by the Purchaser in its sole discretion if such amendment would expand the definition of Additional Criteria to allow for the purchase by the Purchaser of a Receivable which would not have qualified as an Approved Receivable prior to such amendment and such modified criteria shall become effective immediately upon delivery to the Originator.
          “Affiliate” shall mean, for any specified Person, any other Person controlling or controlled by, or under common control with, such specified Person. For the purposes of this definition, “control” (including the terms “controlling,” “controlled by” and “under common control with”) when used with respect to any specified Person shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities, by contract or otherwise and the terms “controlling” and “controlled” have meanings correlative to the foregoing. For the avoidance of doubt, the term “Affiliate” shall not include the Federal Reserve Bank of New York, any other Federal Reserve Bank, the U.S. Department of the Treasury or any other related Governmental Authority.
          “Aggregate Annual Purchase Limit” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
“Alternate Sellers” shall have the meaning set forth in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Annuity Contract” shall mean an annuity contract issued by an Annuity Provider to fund the obligations of an Obligor under a Settlement Agreement.
          “Annuity Provider” shall mean the issuer of any Annuity Contract.
          “Approved Annuity Providers” shall mean an Annuity Provider:
          (i) domiciled in the United States or Canada;
          (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule V-1

          (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Approved Receivables” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Approved Settlement Price” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Approved Settlement State” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Assignee” shall mean the Person to which the obligations to make payments under a Settlement Agreement have been assigned pursuant to an Assignment.
          “Assignment” shall mean an assignment of the obligations to make payments under a Settlement Agreement to an Assignee.
          “Authorization and Direction to Provide Death Certificate” shall mean an Authorization and Direction to Provide Death Certificate in a form to be determined by the Seller and the Purchaser.
          “Batch Report” shall mean a schedule in a form mutually agreed upon by the Purchaser, the Seller and the Originator prior to the Closing Date, which form may from time to time be amended with the consent of each of the Originator, the Purchaser and the Seller.
          “Bloomberg Curve S23 Page” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Business Day” shall mean any day other than a Saturday or Sunday or any other day on which commercial banks in Wilmington, Delaware or New York, New York are authorized or obligated by Law, executive order or governmental decree to be closed.
          “Capital Stock” shall mean the equity securities of a corporation, the voting partnership interests of a partnership and the voting membership interests of a limited liability company.
          “Change of Control” shall mean[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Claimant” shall mean any Person(s) which is entitled to receive payments under a Settlement Agreement. In the event that a Settlement Agreement provides payments to more

Schedule V-2

than one Person, “Claimant” shall refer to all such Persons.
          “Claimant Account” shall mean an account (i) identified as the “Claimant Account”, (ii) held at an Eligible Institution, (iii) in connection with which the Purchaser has online, read-only access, (iv) subject to an account control agreement in favor of the Purchaser and (v) for which the Seller owns any and all accrued interest on such Claimant Account.
          “Claimant Information” shall mean medical, health, financial and personal information about a potential Claimant or a Claimant or any spouse of such Person obtained in connection with a Claimant Purchase Agreement, including a Claimant’s name, street or mailing address, electronic mail address, telephone or other contact information, employer, social security or tax identification number, date of birth, driver’s license number, state identification card number, financial account, credit or debit card number, health insurance information, or photograph or documentation of identity or residency (whether independently disclosed or contained in a Settlement Package).
          “Claimant Purchase Agreement” shall mean an Absolute Sale and Security Agreement substantially in the form of Exhibit E pursuant to which a Claimant sells, assigns and conveys to the Originator all or a portion of such Claimant’s right, title and interest in certain payments which the Claimant is to receive under a Settlement Agreement.
          “Closing Date” shall mean February 1, 2010.
          “Collections” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Control” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.
          “Controlled Group” shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Seller or any Subsidiary, are treated as a single employer under Section 414(b) or 414(c) of the Internal Revenue Code of 1986, as amended from time to time.
          “Credit Report” shall mean a consumer credit report in respect of a Person based upon such Person’s social security number, from such firms or institutions as the Purchaser may from time to time select and notify to the Seller.
          “Daily Report” shall have the meaning assigned to such term in the Servicing
          Agreement.
          “Data Security Breach” shall mean the loss or misuse of Claimant Information, the unauthorized and/or unlawful Processing, disclosure, access, alteration, corruption, transfer, sale or rental, destruction, or use of Claimant Information, or any other act or omission that compromises the security, confidentiality, or integrity of Claimant Information.
“Defaulted Receivable” shall mean a [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A

Schedule V-3

REQUEST FOR CONFIDENTIAL TREATMENT].
     (a) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (c) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (d) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (e) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
     (f) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Delinquent Receivable” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Disbursement Schedule and Data File” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Discrepancy Notice Date” shall have the meaning set forth in Section 2.02(a).
          “Discretionary Receivable” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Eligibility Criteria” shall mean the criteria set forth on Schedule VI; provided, however, that such criteria may from time to time be amended by the Purchaser in its sole discretion if such amendment would expand the definition of Eligibility Criteria to allow for the purchase by the Purchaser of a Receivable which would not have qualified as an Approved Receivable prior to such amendment and such modified criteria shall become effective immediately upon delivery to the Seller.

Schedule V-4

          “Eligible Institution” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Eligible Receivable” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Eligible Receivable Purchase Procedures” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “ERISA” shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute, and the rules and regulations thereunder, as from time to time in effect.
          “ERISA Affiliate” shall mean any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Internal Revenue Code) as the Seller, (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Internal Revenue Code) with the Seller, or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Internal Revenue Code) as the Seller, any corporation described in clause (i) above or any partnership, trade or business described in clause (ii) above.
          “Final Collection Date” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “First Interest Rate Modification Date” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “GAAP” shall mean U.S. generally accepted accounting principles as are in effect from time to time and applied on a consistent basis (except for changes in application in which the Seller’s independent certified public accountants and the Purchaser concur) both as to classification of items and amounts.
          “Governmental Authority” shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.
          “HIPAA Consent” shall mean an Authorization for Use and/or Disclosure of Health Information in substantially the form attached as an exhibit to the form of Claimant Purchase Agreement.
          “Holdback Account” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule V-5

          “Holdback Portion” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Indemnified Loss” shall have the meaning set forth in Section 7.01(a).
          “Indemnified Party” shall have the meaning set forth in Section 7.01.
          “Independent Director” shall mean a director of the Seller who (i) shall not have been at the time of such Person’s appointment or at any time during the preceding five (5) years, and shall not be as long as such Person is a director of the Seller, (A) a director, officer, employee, partner, shareholder, member, manager or Affiliate of any of the following Persons (collectively, the “Independent Parties”): Seller or Originator or any of their respective Subsidiaries or Affiliates, (B) a supplier to any of the Independent Parties, (C) a Person controlling or under common control with any partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties, or (D) a member of the immediate family of any director, officer, employee, partner, shareholder, member, manager, Affiliate or supplier of any of the Independent Parties; (ii) has prior experience as an independent director for a corporation or limited liability company whose charter documents required the unanimous consent of all independent directors thereof before such corporation or limited liability company could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law relating to bankruptcy and (iii) has at least three (3) years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities.
          “Insolvency Event” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Inspection” shall have the meaning set forth in Section 5.01(e).
          “Internal Revenue Code” shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.
          “Key Man Event” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Law” or “Laws” shall mean (i) in all cases, any law (including common law), treaty, rule or regulation and (ii) when used with respect to any Person, (a) any final determination of an arbitrator or Governmental Authority that is binding on such Person and (b) the certificate of incorporation or formation and limited liability company or partnership agreement or by-laws or other organizational or governing documents of such Person.

Schedule V-6

          “Lien” shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including without limitation any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).
          “Life Contingent Interest Rate” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Life Contingent Periodic Payments” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Life Contingent Structured Settlement” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Life Contingent Structured Settlement Purchase Price” shall mean the sum of each of the Life Contingent Periodic Payments, multiplied by its respective Survival Probability, and discounted at the Life Contingent Interest Rate in effect as of the related Purchase Date.
          “Lock-Box” shall mean a post office box described in Schedule I of the Servicing Agreement as a Lock-Box and/or any other post office box from time to time hereafter designated by the Servicer as a Lock-Box in accordance with the terms thereof.
          “Lock-Box Account” shall have the meaning set forth in the Servicing Agreement.
          “Material Adverse Effect” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Medical Authorizations” shall mean, with respect to any Claimant, a duly completed and executed HIPAA Consent and Authorization and Direction to Provide Death Certificate.
          “Medical Questionnaire” shall mean, with respect to any Claimant, a duly completed questionnaire in substantially the form attached as Exhibit G, provided, however, that during the Selling Period, the Purchaser may from time to time modify such questionnaire as it may determine in its reasonable judgment and such modified questionnaire shall become effective immediately upon delivery to the Seller and the Originator.
          “Monthly Report” shall have the meaning assigned to such term in the Servicing Agreement.

Schedule V-7

          “Mortality Rating” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Mortality Table” shall mean the[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Multiemployer Plan” shall mean a Plan maintained pursuant to a collective bargaining agreement or any other arrangement to which the Seller or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.
“Non-Exclusive Fee” shall have the meaning set forth in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Non-Split Payment Lock-Box” shall have the meaning set forth in the Servicing Agreement.
          “Non-Split Payment Lock-Box Account” shall have the meaning set forth in the Servicing Agreement.
          “Notice Parties” shall mean the applicable Annuity Provider, Obligor, Assignee, and any other Person required to receive notice under any applicable Transfer Statute or in connection with any applicable garnishment proceeding.
          “Notice Procedures” shall mean, with respect to any notice or Transfer Order required to be delivered to any Person, that such notice or Transfer Order shall be delivered by (i) national overnight courier service, (ii) certified mail, return receipt requested, (iii) electronic mail (when permitted) or (iv) personal delivery.
          “Obligor” shall mean with respect to any Receivable, any party obligated to make Periodic Payments under any Settlement Agreement.
          “Omnibus Consent” shall mean an Omnibus Consent and Acknowledgment Regarding Financial and Other Personal Information in substantially the form attached as an exhibit to the form of Claimant Purchase Agreement.
          “One-Month LIBOR” shall mean the monthly rate of interest (rounded upward, if necessary, to the nearest 1/16 of 1%) as determined on the basis of the offered rates for deposits in dollars, for a period of one month, which appears on the Bloomberg Curve S23 Page as of 11:00 a.m. (London time). If the rate cannot be determined by reference to the Bloomberg Curve S23 Page, then One-Month LIBOR will be determined on the basis of offered rates for deposits in Dollars for a period of one month as offered by the Reference Bank in the London interbank market at approximately 11:00 a.m. (London time).

Schedule V-8

          “Originator” shall have the meaning set forth in the Recitals.
          “Originator Default” shall have the meaning set forth in the Receivables Sale Agreement.
          “Overpayment Amount” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Parent Group” shall mean the Originator, Imperial Holdings, Inc., and any of their respective direct or indirect Subsidiaries or Affiliates, whether now existing or hereafter created.
          “Periodic Payments” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Permitted Split Payment” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          (iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Person” shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated association, Governmental Authority or any other entity.
          “Plan” shall mean an employee pension benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code as to which the Seller or any Subsidiary may have any liability.
          “Processing” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule V-9

          “Purchase” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Purchase Amount” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Purchase Commitment” shall mean the obligation of the Purchaser to make Purchases hereunder in accordance with the terms hereof.
          “Purchase Date” shall mean, with respect to any Receivable purchased pursuant to this Agreement, the date such Receivable is purchased by the Purchaser from the Seller.
          “Purchase Deliverables” shall have the meaning set forth in Section 2.01(b).
          “Purchase Notice” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Purchase Termination Date” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Purchaser” shall have the meaning set forth in the Recitals.
          “Receivable” shall mean (i) all rights, title and interest in or to certain Periodic Payments (or portions thereof) and (ii) all other rights (but not obligations or liabilities), in any case which are purchased by the Originator from a Claimant pursuant to a Claimant Purchase Agreement, including without limitation all rights to receive such Periodic Payments from any Assignee pursuant to an Assignment, whether such Periodic Payments (or such portions thereof) constitute accounts, general intangibles (including without limitation payment intangibles), investment property, intangible or tangible chattel paper (including without limitation electronic chattel paper), instruments, documents, securities, cash, supporting obligations, or any other kind of property, and “Receivables” shall mean all such Receivables.
          “Receivables Sale Agreement” shall have the meaning set forth in the Recitals.
          “Recharacterization” shall have the meaning set forth in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Records” shall mean all Claimant Purchase Agreements and other documents, books, records and other information (including without limitation, computer programs, tapes,

Schedule V-10

discs, punch cards, data processing software and related property and rights) maintained with respect to the Receivables and the related Claimants.
          “Reference Bank” shall mean Citibank, N.A., or such other bank as the Purchaser may designate from time to time.
          “Rehabilitated” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Related Assets” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Related Property” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Remittance Date” shall have the meaning set forth in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Reportable Event” shall mean a reportable event as defined in Section 4043 of ERISA and the regulations issued under such Section, with respect to a Plan, excluding, however, such events as to which the Pension Benefit Guaranty Corporation by regulation or by public notice waived the requirement of Section 4043(a) of ERISA that it be notified within thirty (30) days of the occurrence of such event, provided that a failure to meet the minimum funding standard of Section 412 of the Internal Revenue Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waivers in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Internal Revenue Code.
          “Repurchase Price” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Required Minimum Net Worth” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Responsible Officer” shall mean, with respect to any Person, any President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer or in-house General Counsel of such Person.
          “Risk Finance” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Risk Finance Companies” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule V-11

          “Second Interest Rate Modification Date” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Securitization Transaction” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Seller” shall have the meaning set forth in the Preamble.
          “Selling Period” shall mean period beginning on the Closing Date and ending on the Purchase Termination Date.
          “Servicer” shall mean the Person serving in such capacity under the Servicing Agreement and under the other Transaction Documents.
          “Servicer Default” shall have the meaning set forth in the Servicing Agreement.
          “Servicing Fee” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]..
          “Settlement Agreement” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Settlement Package” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Single Employer Plan” shall mean a Plan maintained by the Seller or any member of the Controlled Group for employees of the Seller or any member of the Controlled Group, but excluding any Multiemployer Plan.
          “Slate” shall have the meaning set forth in the Preamble.
          “Special Power of Attorney” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Split Payee” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Split Payment” shall mean, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule V-12

          “Split Payment Lock-Box” shall have the meaning set forth in the Servicing Agreement.
          “Split Payment Lock-Box Account” shall have the meaning set forth in the Servicing Agreement.
          “Structured Settlement” shall mean an arrangement satisfying all applicable requirements of Section 5891 of the Internal Revenue Code in which Periodic Payments are disbursed over a specified period of time as compensation for an injury, damage or other claim settlement.
          “Structured Settlement Purchase Price” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Subsidiary” shall mean, with respect to any Person at any time, (a) any corporation or trust of which 50% or more (by number of shares or number of votes) of the outstanding Capital Stock or shares of beneficial interest normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s subsidiaries, or any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person’s subsidiaries, and (b) any corporation, trust, partnership or other entity which is controlled or capable of being controlled by such Person or one or more of such Person’s subsidiaries.
          “Successor Servicer” shall mean the Person acting as “Successor Servicer” under and as defined in the Servicing Agreement.
          “Survival Probability” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Technical and Organizational Security Measures” shall mean those commercially reasonable and appropriate measures to prevent a Data Security Breach.
          “Ten-Year Benchmark Interest Rate” [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Term Certain Interest Rate” shall mean [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Term Certain Periodic Payments” shall mean the Periodic Payments that the Obligor is obligated to disburse, irrespective of the death of the respective Claimant.
          “Term Certain Structured Settlement” shall mean a Structured Settlement in which the related Periodic Payments are disbursed over a specified period of time.
          “Term Certain Structured Settlement Purchase Price” shall mean the sum of each

Schedule V-13

of the Term Certain Periodic Payments, discounted at the Term Certain Interest Rate in effect on the related Purchase Date.
          “Terminally Ill” shall mean having an illness or sickness that can reasonably be expected to result in death in 24 months or less.
          “Termination Event” shall have the meaning set forth in Section 9.01(a).
          “Termination Fee” shall mean $5,000,000.
          “Transaction Documents” shall mean this Agreement, the Receivables Sale Agreement, the Servicing Agreement, the Claimant Purchase Agreements related to any Receivables sold hereunder and any other agreements, instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time hereafter in accordance herewith or therewith, and “Transaction Document” shall mean any of the Transaction Documents.
          “Transaction Information” shall have the meaning set forth in [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          “Transfer Order” shall mean a final, written order of a court of competent jurisdiction (i) in any Approved Settlement State evidencing such court’s approval of a transfer of some or all of a Claimant’s rights under a Receivable to (x) the Seller or (y) the Originator and subsequently the Seller, which transfer has been made in accordance with such state’s Transfer Statute and (ii) issued pursuant, and in full compliance with, Section 5 891 (b)(2)(A) and Section 5 891 (b)(2)(B)(ii) of the Internal Revenue Code, which order is binding with respect to such Claimant and each of the Notice Parties and the form of which complies with applicable Law.
          “Transfer Statute” shall mean any statute which has been enacted in any state, as such statute shall be amended from time to time, and which (i) authorizes, subject to compliance therewith, the transfer of a Receivable by the original payee thereunder to a transferee and (ii) constitutes an “applicable state statute” for purposes of Section 5891 of the Internal Revenue Code.
          “Transferee” means any trustee, collateral trustee, indenture trustee, issuing vehicle or other Person to which the Purchaser (whether directly or indirectly through any of the foregoing) has from time to time sold, assigned, pledged and/or otherwise transferred, pursuant to one or more Securitization Transactions or any other transaction, all or a portion of its interest in all or a portion of the Acquired Assets.
          “UCC” shall mean the Uniform Commercial Code (or any successor statute) as in effect from time to time in the State of Georgia or any other jurisdiction the Laws of which are required by Part 3 of Article 9 thereof to be applied in connection with the issue of the perfection of security interests.
          “Unfunded Liabilities” of a Plan shall mean the amount (if any) by which the

Schedule V-14

present value of all vested pension benefit obligations under such Plan exceeds the fair market value of all Plan assets allocable to such benefits, all determined in accordance with GAAP, including without limitation Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions”.
          “United States” shall mean the United States of America.
          “USA PATRIOT Act” shall mean the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), as amended from time to time.

Schedule V-15

SCHEDULE VI
Eligibility Criteria
(i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(iv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(v) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(vi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(vii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(viii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(ix) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(x) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(b) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xiii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xiv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule VI-1

SCHEDULE VII
Additional Criteria
(i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(ii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(iii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(iv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(v) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(vi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(vii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(viii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(ix) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(x) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xiii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xvi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xvii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE

Schedule VII

COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xviii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xix) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xx) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxiv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxv) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxvi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxvii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxviii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxix) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxx) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxxi) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxxii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
(xxxiii) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule VII-2

SCHEDULE VIII
Standard Operational Notices
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REUEST FOR CONFIDENTIAL TREATMENT]..

Schedule VIII

SCHEDULE IX
Proceedings
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule IX

SCHEDULE X
Structured Settlement Purchase Capacity
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule X

SCHEDULE XI
Post-Closing Obligations
1.) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
2.) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
3.) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
4.) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
a)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

b)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

c)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

d)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

e)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

f)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

g)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

h)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule XI

i) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

Schedule XI-2

SCHEDULE XII
Mergers; Tradenames
Name entity was formed with: Haverhill Receivables II, LLC

Schedule XII

EXHIBIT A
Form of Demand Note
Exhibit A to this Agreement has been omitted in its entirety pursuant to a request for confidential treatment. An unredacted copy hereof has been filed separately with the United States Securities and Exchange Commission pursuant to a request for confidential treatment.

EXHIBIT B
Form of Purchase Notice
PURCHASE NOTICE
, 20
Slate Capital LLC
c/o Risk Finance
70 Pine Street, 5th Floor
New York, NY 10270
Attention: [     ]
Telecopy No.: [     ]
[       ] [       ] [        ]
Telecopy No.: [     ]
Re: [Last Name_First Name_Deal Form ID_DN]
Ladies and Gentlemen:
          The undersigned, Haverhill Receivables, LLC (the “Seller”), refers to the Purchase Agreement, dated as of February 1, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”) between the Seller and Slate Capital LLC (the “Purchaser”). Capitalized terms used and not otherwise defined herein have the meanings specified in the Purchase Agreement.
          The Seller hereby gives you notice irrevocably, pursuant to Section 2.01 of the Purchase Agreement, that the Seller hereby requests a Purchase under the Purchase Agreement, and in that connection sets forth below the information relating to such Purchase (the “Proposed Purchase”) as required by Section 2.01 of the Purchase Agreement:
(i)	The Purchase Date of the Proposed Purchase is: [ ].

(ii)	The aggregate Purchase Amount in respect of the Proposed Purchase is $[ ].

(iii)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

(iv)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          The Seller hereby certifies that the conditions precedent in Section 3.02 of the
Exhibit B-3

Purchase Agreement are satisfied, including without limitation that the following statements are true on the date of the Proposed Purchase (before and after giving effect to the Proposed Purchase):
(1)	the representations and warranties contained in Article IV of the Purchase Agreement are correct in all material respects on and as of such day as though made on and as of such date (except for those representations and warranties which are made as of a certain date, which representations and warranties shall be true and correct on and as of such date made);

(2)	no Termination Event has occurred and is continuing, and the Purchase Termination Date has not yet occurred; and

(3)	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
          Upon the payment of the Purchase Amount, title to the Acquired Assets included in the Proposed Purchase shall vest in the Purchaser.

Very truly yours, HAVERHILL RECEIVABLES, LLC, as the Seller
By:
Name:
Title:

Exhibit B-3

SCHEDULE I
TO
PURCHASE NOTICE
Disbursement Schedule and Data File
[Attached.]
Exhibit B-3

EXHIBIT C
List of Closing Documents
[Attached.]
Exhibit C

List of Closing Documents
1. Purchase Agreement, dated as of February 1, 2010, by and between Haverhill Receivables, LLC and Slate Capital LLC.
2. Receivables Sale Agreement, dated as of February 1, 2010, by and between Washington Square Financial, LLC and Haverhill Receivables, LLC.
3. Servicing Agreement, dated as of February 1, 2010, by and among Washington Square Financial, LLC, Haverhill Receivables, LLC and Slate Capital LLC.
4. Limited Liability Company Agreement of Haverhill Receivables, LLC, dated as of February 1, 2010, by and between Imperial Holdings, Inc. and Jill A. Russo, as the independent director.
5. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
6. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
7. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
8. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
9. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
10. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
11. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
12. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
13. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

14. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
15. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
16. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
17. [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

EXHIBIT D
Eligible Receivable Purchase Procedures
[Attached.]

IMPERIAL STRUCTURED SETTLEMENTS
ISS Eligible Receivables Purchase Procedures
Department Overview
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
Account Executive / Sales
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
Disclosures Out
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
Contract Back Specialist
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
Court Order and Transmittal Groups
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
Funding
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].
[REMAINDER OF PAGE INTENTIONALLY BLANK]

APPENDIX A
Customer Contracts
•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

•	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

EXHIBIT E
Form of Claimant Purchase Agreement
[Attached.]

ABSOLUTE SALE AND SECURITY AGREEMENT
(THE “AGREEMENT”)
[Sign Date]”
I, [Customer Name]” , (“I”, “Me” or “Seller”) residing at [ADDRESS, CITY, STATE ZIP]” am entitled to [Periodic Payments]” (the” Periodic Payments”), which I am receiving as a result of the settlement of a personal injury claim. The terms of the settlement are set forth in an agreement (the “Settlement Agreement”). The Periodic Payments are due to Me from [OBLIGOR] (the “Settlement Obligor”). The Settlement Agreement provides for the Periodic Payments to be paid to Me through an annuity issued by [ISSUER] (the “Annuity Issuer), bearing Annuity Contract Number [CONTRACT NUMBER]” .
A. I agree to sell and transfer to Washington Square Financial, LLC dba Imperial Structured Settlements (“You “or “Purchaser”) all of my rights to and interest in the following payments, which I am due to receive under the Settlement Agreement:
          [PAYMENT STREAM]” (the “Settlement Payments”)
In consideration for selling and transferring to You my rights to receive these payments, You shall pay Me the sum of: [NET PURCHASE PRICE]” (the “Purchase Price”).
B. I hereby make the following unconditional representations, warranties and promises:
     1. No one other than Me has any interest or claim of any kind or nature in, to or under the Settlement Payments.
     2. I am not indebted to anyone that would in any way affect either the sale and transfer of the Settlement Payments referenced above or Purchaser’s absolute rights to receive the Settlement Payments.
     3. I agree to conduct my affairs so as to ensure that You receive the Settlement Payments exactly as described in Paragraph A above.
C. I understand and agree that I will be in breach of this Agreement if:
     1. Any of the representations set forth in Paragraphs B (1) and B (2) at any time turn out to be untrue.
     2. I fail to perform the promise set forth in Paragraph B (3) above.
     3. Either the Settlement Obligor or the Annuity Issuer refuses or fails to make any one or more of the Settlement Payments as a result of any act by Me, my estate, my representatives, or any of my heirs.
     4. I fail to promptly forward to You any of the Settlement Payments that might be received by Me from the Settlement Obligor or the Annuity Issuer after the sale and transfer to You has been completed.
     5. I fail to fulfill any other obligation of mine under this Agreement.
D. Your obligation to complete this transaction, and to pay Me the Purchase Price depends upon the following conditions being satisfied unless waived by You.
     1. You shall be satisfied, in Your sole reasonable judgment, that there are no claims or interests of any kind or nature that do or could affect rights to or interest in the Settlement Payments and/or prevent or interfere with Your receipt of the Settlement Payments on the dates and in the amounts described above Paragraph A, exactly in such amounts and at the times set forth therein.
     2. You have received a final non-appealable court order and/or a signed acknowledgment from Settlement Obligor and Annuity Issuer satisfactory to the Purchaser in its sole discretion (collectively referred to as the “Order”), which You, in Your sole judgment, consider sufficient to recognize, authorize, and provide for the transfer by sale of the Settlement Payments (which may continue to be made out to my name) to You, Purchaser, and to insure that the Periodic Payments due on or after the day of the Order will be forwarded directly to You.
E. Security Interest. Seller and Purchaser intend that the sale of the Settlement Payments referenced above shall constitute a “sale” from the Seller to the Purchaser under applicable law, which sales are absolute and irrevocable and provide the Purchaser with all indicia and rights of ownership of the Settlement Payments. Neither the Seller nor the Purchaser intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from the Purchaser to the Seller secured by the Settlement Payments. If, notwithstanding the intention of the parties expressed above, any sale by the Seller to the Purchaser of the Settlement Payments shall be characterized as a secured loan and not a valid sale or absolute transfer or such sale or transfer shall for any reason be ineffective or unenforceable, then this Agreement shall be deemed to constitute a security agreement under the UCC and other applicable law in the rights to and interest in payments due to Me under the Settlement Agreement which I am selling to You under this Agreement. This security interest secures payment of the rights sold by Seller to Purchaser and the performance of Seller’s obligations above. Seller authorizes Purchaser to direct any account debtor or obligor on an instrument, without limitation, Settlement Obligor or Annuity Issuer, to make periodic payments directly to Purchaser and as contemplated by the Uniform Commercial Code. Purchaser is authorized to file a UCC-1 Financing Statement to perfect Purchaser’s rights and the security interest intended to be created under this Agreement.
F. Except as otherwise required by applicable statutory law, this Agreement shall be governed by and interpreted in accordance with the law of the state of residence of the Seller on the date of this Agreement.
G. I hereby grant You an Irrevocable Power of Attorney with full powers of substitution to do all acts and things that I might do regarding the Settlement Payments, and any and all rights I have under the Settlement Agreement. I understand and intend that by doing so, I am giving You all of the power and right I currently have under the Settlement Agreement to endorse checks, drafts or other instruments, to alter, edit and change payment instructions and/or beneficiary designations, and/or to perform any other act in my name that in Your sole discretion as my Attorney-in-Fact is necessary or expedient for You to obtain all of the benefits of the bargain contemplated by this transaction. This power of attorney is coupled with an interest and shall survive my death or disability.
H. Payments Received by Party Other Than the Party Intended to Receive the Payments.
     1. If prior to the completion of the transfer provided for in this Agreement, I receive any of the Settlement Payments or any portion thereof, I understand and agree an equal amount shall be deducted from the Purchase Price, and the Purchase Price shall be reduced in the same amount as these payments, and that the terms of this Agreement regarding the payments to be assigned, shall be treated as amended to reflect for the adjusted amount.
     2. In the event You receive or otherwise come into possession of any of the Periodic Payment(s) or portion(s) thereof which are not included in the payments being absolutely sold to You pursuant to this Agreement, You agree to forward such amount(s) to Me at the address set forth above within seven (7) days of receipt of such amount(s).
I. You shall be entitled to, and are authorized by Me to discharge any liens or adverse claims against Me or any of the Settlement Payments, whether of not such adverse claims are disclosed, and You are further authorized by Me, provided You furnish prior written notice to Me, to pay any and all amounts necessary or if the Purchase Price has been deposited into an escrow account, to instruct the escrow agent to pay any and all amounts necessary to discharge such liens or other adverse claims. I understand and agree that any such amounts that You pay are payments You are making on my behalf and shall reduce the Purchase Price. Adverse claims may include disclosed amounts to be deducted by You from the Purchase Price to pay You, as servicer for Washington Square Financial, LLC dba Imperial Structured Settlements, to enable Me to obtain Washington Square Financial, LLC dba Imperial Structured Settlements’ release of its encumbrance on a portion of the Settlement Payments relating to a prior transfer transaction(s) that occurred before the enactment of the applicable statue (“Transfer Act”) regulating such transfers. I understand and acknowledge that the law currently in effect requires that such encumbrance be released in order to complete the transfer that is the subject of this Agreement.
J. This Agreement shall take effect on the date it is signed by Me (the Seller) or on such later date prescribed by applicable law.
K. All disclosure statements I receive from You in connection with this transaction are a material part of this Agreement and shall be considered part of the terms of this Agreement and shall be read as if the contents of the disclosure statement were set forth in full in the body of this Agreement.
L. I know that it will take some time for the Settlement Obligor and the Annuity Issuer to receive and process the court order once it is granted. I would like to receive the Purchase Price or a portion thereof as soon as possible thereafter. Accordingly, I hereby request Purchaser to pay Me a portion of the Purchase Price as soon as possible after the court order is granted and authorize Purchaser to hold in escrow an amount it deems necessary or advisable from the Purchase Price (the “Escrow Amount”) until all conditions precedent have been satisfied, including, without limitation, the receipt by Purchaser of the Settlement Obligor and the Annuity Issuer’s acknowledgment of the terms of the court order in writing and their agreement to honor and comply with same. At such time or earlier as

Purchaser may determine, I understand that Purchaser will send the Escrow Amount to Me minus any Settlement Payments that the Annuity Issuer and/or Settlement Obligor sent to Me while the Settlement Obligor and the Annuity Issuer were processing the court order.
M. I have the right to cancel this Agreement, without penalty or further obligation, within the first three business days after the date the Agreement is signed, by providing You with written notice within three (3) day period, as provided for in Paragraph N.
N. All notices, demands, and other communications required or permitted under this Agreement must be made in writing, and delivered by hand, via the United States Post Office, Certified Mail, Return Receipt Requested, or by overnight delivery service, to You or Me as the recipient at the address set forth in the beginning of this Agreement and must be evidenced by a receipt showing time, date of delivery and the person receiving the delivery.
In witness whereof I hereunto set my hand.
_____________________________________
[CUSTOMER NAME]”
STATE OF ______________________________
COUNTY OR CITY OF______________________
     On the ______day of_____________, in the year ________ before me, the undersigned, personally appeared [Customer Name]” personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument, and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.
_______________________________
Notary
PLEASE DO NOT SIGN THIS
DOCUMENT UNTIL [Sign Date]”
My Commission expires on: ___________________
Accepted:
Washington Square Financial, LLC dba Imperial Structured Settlements
_______________________________
Title:
Date:

EXHIBIT F
Model Structured Settlement Transfer Statute
[Attached.]

Exhibit “C”

MODEL STRUCTURED SETTLEMENT PROTECTION ACT	Page 1 of 6
Proposed
MODEL STATE STRUCTURED SETTLEMENT PROTECTION ACT
          SECTION 1. TITLE. This Act shall be known and referred to as the “Structured Settlement Protection Act.”
          SECTION 2. DEFINITIONS. For purposes of this Act—
     (a) “annuity issuer” means an insurer that has issued a contract to fund periodic payments under a structured settlement;
     (b) “dependents” include a payee’s spouse and minor children and all other persons for whom the payee is legally obligated to provide support, including alimony;
     (c) “discounted present value” means the present value of future payments determined by discounting such payments to the present using the most recently published Applicable Federal Rate for determining the present value of an annuity, as issued by the United States Internal Revenue Service;
     (d) “gross advance amount” means the sum payable to the payee or for the payee’s account as consideration for a transfer of structured settlement payment rights before any reductions for transfer expenses or other deductions to be made from such consideration;
     “independent professional advice” means advice of an attorney, certified public accountant, actuary or other licensed professional adviser;
     (f) “interested parties” means, with respect to any structured settlement, the payee, any beneficiary irrevocably designated under the annuity contract to receive payments following the payee’s death, the annuity issuer, the structured settlement obligor, and any other party that has continuing rights or obligations under such structured settlement;
     (g) “net advance amount” means the gross advance amount less the aggregate amount of the actual and estimated transfer expenses required to be disclosed under Section 3(e) of this Act;
     (h) “payee” means an individual who is receiving tax free, payments under a structured settlement and proposes to make a transfer of payment rights thereunder;
     (i) “periodic payments” includes both recurring payments and scheduled future lump sum payments;
     (j) “qualified assignment agreement” means an agreement providing for a qualified assignment within the meaning of section 130 of the United States Internal Revenue Code, United States Code Title 26, as amended from time to time;

MODEL STRUCTURED SETTLEMENT PROTECTION ACT	Page 2 of 6
     (k) “responsible administrative authority” means, with respect to a structured settlement, any government authority vested by law with exclusive jurisdiction over the settled claim resolved by such structured settlement;
     (l) “settled claim” means the original tort claim or workers’ compensation claim resolved by a structured settlement;
     (m) “structured settlement” means an arrangement for periodic payment of damages for personal injuries or sickness established by settlement or judgment in resolution of a tort claim or for periodic payments in settlement of a workers’ compensation claim;
     (n) “structured settlement agreement” means the agreement, judgment, stipulation, or release embodying the terms of a structured settlement;
     (o) “structured settlement obligor” means, with respect to any structured settlement, the party that has the continuing obligation to make periodic payments to the payee under a structured settlement agreement or a qualified assignment agreement;
     (p) “structured settlement payment rights” means rights to receive periodic payments under a structured settlement, whether from the structured settlement obligor or the annuity issuer, where
     (i) the payee is domiciled in, or the domicile or principal place of business of the structured settlement obligor or the annuity issuer is located in, this State; or
     (ii) the structured settlement agreement was approved by a court or responsible administrative authority in this State; or
     (iii) the structured settlement agreement is expressly governed by the laws of this State;
     (q) “terms of the structured settlement” include, with respect to any structured settlement, the terms of the structured settlement agreement, the annuity contract, any qualified assignment agreement and any order or other approval of any court or responsible administrative authority or other government authority that authorized or approved such structured settlement;
     (r) “transfer” means any sale, assignment, pledge, hypothecation or other alienation or encumbrance of structured settlement payment rights made by a payee for consideration; provided that the term “transfer” does not include the creation or perfection of a security interest in structured settlement payment rights under a blanket security agreement entered into with an insured depository institution, in the absence of any action to redirect the structured settlement payments to such insured depository institution, or an agent or successor in interest thereof, or otherwise to enforce such blanket security interest against the structured settlement payment rights;
     (s) “transfer agreement” means the agreement providing for a transfer of structured settlement payment rights.
     (t) “transfer expenses” means all expenses of a transfer that are required

MODEL STRUCTURED SETTLEMENT PROTECTION ACT	Page 3 of 6
     under the transfer agreement to be paid by the payee or deducted from the gross advance amount, including, without limitation, court filing fees, attorneys fees, escrow fees, lien recordation fees, judgment and lien search fees, finders’ fees, commissions, and other payments to a broker or other intermediary; “transfer expenses” do not include preexisting obligations of the payee payable for the payee’s account from the proceeds of a transfer;
     (u) “transferee” means a party acquiring or proposing to acquire structured settlement payment rights through a transfer;
     SECTION 3. REQUIRED DISCLOSURES TO PAYEE. Not less than three (3) days prior to the date on which a payee signs a transfer agreement, the transferee shall provide to the payee a separate disclosure statement, in bold type no smaller than 14 points, setting forth —
     (a) the amounts and due dates of the structured settlement payments to be transferred;
     (b) the aggregate amount of such payments;
     (c) the discounted present value of the payments to be transferred, which shall be identified as the “calculation of current value of the transferred structured settlement payments under federal standards for valuing annuities”, and the amount of the Applicable Federal Rate used in calculating such discounted present value;
     (d) the gross advance amount;
     (e) an itemized listing of all applicable transfer expenses, other than attorneys’ fees and related disbursements payable in connection with the transferee’s application for approval of the transfer, and the transferee’s best estimate of the amount of any such fees and disbursements;
     (f) the net advance amount;
     (g) the amount of any penalties or liquidated damages payable by the payee in the event of any breach of the transfer agreement by the payee; and
     (h) a statement that the payee has the right to cancel the transfer agreement, without penalty or further obligation, not later than the third business day after the date the agreement is signed by the payee.
     SECTION 4. APPROVAL OF TRANSFERS OF STRUCTURED SETTLEMENT PAYMENT RIGHTS.
     (a) No direct or indirect transfer of structured settlement payment rights shall be effective and no structured settlement obligor or annuity issuer shall be required to make any payment directly or indirectly to any transferee of structured settlement payment rights unless the transfer has been approved in advance in a final court order or order of a responsible administrative authority based on express findings by such court or responsible administrative authority that —
     (i) the transfer is in the best interest of the payee, taking into account the welfare and support of the payee’s dependents;

MODEL STRUCTURED SETTLEMENT PROTECTION ACT	Page 4 of 6
     (ii) the payee has been advised in writing by the transferee to seek independent professional advice regarding the transfer and has either received such advice or knowingly waived such advice in writing; and
     (iii) the transfer does not contravene any applicable statute or the order of any court or other government authority;
     SECTION 5. EFFECTS OF TRANSFER OF STRUCTURED SETTLEMENT PAYMENT RIGHTS. Following a transfer of structured settlement payment rights under this Act:
     (a) The structured settlement obligor and the annuity issuer shall, as to all parties except the transferee, be discharged and released from any and all liability for the transferred payments;
     (b) The transferee shall be liable to the structured settlement obligor and the annuity issuer:
     (i) if the transfer contravenes the terms of the structured settlement, for any taxes incurred by such parties as a consequence of the transfer; and
     (ii) for any other liabilities or costs, including reasonable costs and attorneys’ fees, arising from compliance by such parties with the order of the court or responsible administrative authority or arising as a consequence of the transferee’s failure to comply with this Act;
     (c) Neither the annuity issuer nor the structured settlement obligor may be required to divide any periodic payment between the payee and any transferee or assignee or between two (or more) transferees or assignees; and
     (d) Any further transfer of structured settlement payment rights by the payee may be made only after compliance with all of the requirements of this Act.
     SECTION 6. PROCEDURE FOR APPROVAL OF TRANSFERS.
     (a) An application under this Act for approval of a transfer of structured settlement payment rights shall be made by the transferee and may be brought in the [county] in which the payee resides, in the [county] in which the structured settlement obligor or the annuity issuer maintains its principal place of business, or in any court or before any responsible administrative authority which approved the structured settlement agreement.
     (b) Not less than twenty (20) days prior to the scheduled hearing on any application for approval of a transfer of structured settlement payment rights under Section 4 of this Act, the transferee shall file with the court or responsible administrative authority and serve on all interested parties a notice of the proposed transfer and the application for its authorization, including with such notice:
     (i) a copy of the transferee’s application;
     (ii) a copy of the transfer agreement;

MODEL STRUCTURED SETTLEMENT PROTECTION ACT	Page 5 of 6
     (iii) a copy of the disclosure statement required under Section 3 of this Act;
     (iv) a listing of each of the payee’s dependents, together with each dependent’s age;
     (v) notification that any interested party is entitled to support, oppose or otherwise respond to the transferee’s application, either in person or by counsel, by submitting written comments to the court or responsible administrative authority or by participating in the hearing; and
     (vi) notification of the time and place of the hearing and notification of the manner in which and the time by which written responses to the application must be filed (which shall be not less than [fifteen (15)] days after service of the transferee’s notice) in order to be considered by the court or responsible administrative authority.
     SECTION 7. GENERAL PROVISIONS; CONSTRUCTION.
     (a) The provisions of this Act may not be waived by any payee.
     (b) Any transfer agreement entered into on or after the effective date of this Act by a payee who resides in this state shall provide that disputes under such transfer agreement, including any claim that the payee has breached the agreement, shall be determined in and under the laws of this State. No such transfer agreement shall authorize the transferee or any other party to confess judgment or consent to entry of judgment against the payee.
     (c) No transfer of structured settlement payment rights shall extend to any payments that are life-contingent unless, prior to the date on which the payee signs the transfer agreement, the transferee has established and has agreed to maintain procedures reasonably satisfactory to the annuity issuer and the structured settlement obligor for (i) periodically confirming the payee’s survival, and (ii) giving the annuity issuer and the structured settlement obligor prompt written notice in the event of the payee’s death.
     (d) No payee who proposes to make a transfer of structured settlement payment rights shall incur any penalty, forfeit any application fee or other payment, or otherwise incur any liability to the proposed transferee or any assignee based on any failure of such transfer to satisfy the conditions of this Act.
     (e) Nothing contained in this Act shall be construed to authorize any transfer of structured settlement payment rights in contravention of any law or to imply that any transfer under a transfer agreement entered into prior to the effective date of this Act is valid or invalid.
          Compliance with the requirements set forth in Section 3 of this Act and fulfillment of the conditions set forth in Section 4 of this Act shall be solely the responsibility of the transferee in any transfer of structured settlement payment rights, and neither the structured settlement obligor nor the annuity issuer shall bear any responsibility for, or any liability arising from, non-compliance with such requirements or failure to fulfill such conditions.

MODEL STRUCTURED SETTLEMENT PROTECTION ACT	Page 6 of 6
EFFECTIVE DATE. This Act shall apply to any transfer of structured settlement payment rights under a transfer agreement entered into on or after the [thirtieth (30th)] day after the date of enactment of this Act; provided, however, that nothing contained herein shall imply that any transfer under a transfer agreement reached prior to such date is either effective or ineffective.

EXHIBIT G

Form of Medical Questionnaire
[Attached.]
Exhibit G

Life Contingent Structured Settlement Questionnaire
Please remember that all information is kept in the strictest of confidence. It’s important to be as truthful as possible so we can provide you with the best coverage.
Customer name:
1.	What is your occupation and duties?

2.	Other than for vacation, do you intend to travel or reside outside of the USA or Canada? Yes No

If ‘Yes’ indicate details

3.	Have you smoked cigarettes in the last 12 months? Yes No

4.	In the last 5 years have you used illegal drugs such as marijuana, cocaine, methamphetamines, narcotics, opiates or other? Yes No
If ‘Yes’ please specify all drugs used, quantity, frequency and dates last used

     5. Do you consume more than 6 alcoholic beverages on at least one day a week?? Yes       No
If ‘Yes’, please specify type of alcohol, amount consumed and how often
     6. Have you ever received treatment or been advised to seek medical treatment because of alcohol or drug usage? Yes      No
     If ‘Yes’ please advise date(s) and details
7.	Driver’s License Information: State ___Number

In the last 5 years, have you:

• Been charged with driving while impaired?	Yes ☐	No ☐
• Been charged with reckless driving or had more than 3 moving violations?	Yes ☐	No ☐
• Had your Driver’s license suspended or revoked?	Yes ☐	No ☐
     If ‘Yes” to any of the above, please specify which activity and how often
8.	Within the past two years have you participated in any hazardous sport or avocation such as motor vehicle racing, SCUBA diving, skydiving, mountain, rock or ice climbing, piloting aircraft or any other?

Yes No

If ‘Yes’, please specify which activity and how often
9.	Have you ever been convicted of a felony, imprisoned or on probation? Yes No If ‘Yes’, please advise date(s) and details
Turn to the next page for the Medical History Section.

Medical History Section
10. Insured’s Height                                       Weight
11. Within the past 10 years have you been diagnosed, treated for, had surgery for or been told by a medical professional that you have had any indication of any of the following:

Yes	No	Any form of Cancer (other than minor non-melanoma skin cancer)

Yes	No	Heart Disease, Artery or Blood Vessel Disorder or Disorder of the Blood

Yes	No	Stroke or TIA (Mini-Stroke, Transient Ischemic Attack)

Yes	No	Kidney or Urinary Tract Disorder

Yes	No	Liver or Gastrointestinal disease

Yes	No	Diabetes

Yes	No	Immunological disorder including HIV

Yes	No	Emphysema, COPD or other Lung or Respiratory disorder, (Not including allergies or mild asthma)

Yes	No	Mental or Nervous Disorder or Suicide Attempt

Yes	No	Dementia, Alzheimer’s, memory problems or memory loss, cognitive impairment or reduced mental capacity

Yes	No	Deformity, Amputation, Paralysis or Neuropathy

Yes	No	Neuro-degenerative disorder such as Parkinson, Multiple Sclerosis, ALS (Lou Gehrig’s Disease), Muscular Dystrophy or Other

Yes	No	Any other chronic conditions, permanent injury or terminal medical condition

Yes	No	Have you been advised to have, or have pending, any diagnostic testing, hospitalization or surgery which was not yet done?

Yes	No	Other significant disease, disorder or impairment not listed above

Please advise full details to “Yes” answers to Question 11, including date of diagnosis, treatments and results, and please list all medications being taken, both prescribed and over-the-counter.

Turn to the next page for the Disclaimer.

Disclaimer
You understand, agree and acknowledge that the statements and answers on this Life Contingent Structured Settlement Questionnaire (“Questionnaire”) are true, complete and accurately stated by you. These statements and answers will be used in accordance with the proposed transfer of your life contingent structured settlement payments. We will rely on the truthfulness of your statements and answers on this Questionnaire. Failure to provide accurate and/or truthful statements on this Questionnaire may result in our cancellation of your transaction and further action may be taken.

Customer Signature

Printed Name

Date

Witness:	Notary:

Witness:	State of )
) SS:

County of )

Subscribed and affirmed to before me this day of ,

(seal)

Signature of Notary Public

My commission expires:

EXHIBIT H
Settlement Package
1.) The Claimant Purchase Agreement and all documents required to be delivered to the Seller pursuant thereto.
2.) A copy of the original, fully executed Settlement Agreement or a copy thereof, or, if the original or a copy of the original Settlement Agreement is not available, such other evidence of the Periodic Payments payable in connection with such Structured Settlement that is acceptable to the Purchaser in its sole discretion.
3.) Any notifications or acknowledgments received by any of the Seller, Originator and any of their respective Affiliates or Subsidiaries related such Approved Receivable, including acknowledgments of releases and payment obligations.
4.) As included in the Claimant Purchase Agreement, the original Special Power of Attorney in favor of the Seller or any other Person with full power of substitution (which Person has irrevocably appointed the Seller as its substitute), in each case, with full power of substitution by the Seller.
5.) Copies of the final Transfer Order or acknowledgments specified in clause (ii) on Schedule VII “Additional Criteria”.
6.) A Credit Report with respect to the applicable Claimant (unless such Claimant was the subject of a bankruptcy proceeding, in which case a Credit Report shall not be required).
7.) Evidence that the Seller has paid the Purchase Amount (other than any Holdback Portion) with respect to such Approved Receivable.
8.) Where required by applicable law or if otherwise obtained and shared with the Seller or Originator by a Claimant, a letter or other materials evidencing the Claimant received independent professional advice in connection with the transfer of the related Receivable.
9.) UCC and tax and judgment lien search reports against the Claimant.
10.) With respect to Life Contingent Structured Settlements only, a duly completed and notarized Medical Questionnaire in respect of the related Claimant.
11.) With respect to Term Certain Structured Settlements for which the Purchaser receives medical information, a duly completed HIPAA Consent in respect of the related Claimant.
12.) With respect to Life Contingent Structured Settlements, duly completed and notarized (when applicable), Medical Authorizations in respect of the related Claimant.
13.) All other applicable notices, agreements, instruments and documents (i) obtained by the

Seller or any of its Affiliates in connection with the purchase of the related Receivable (including without limitation any medical records, medical investigation reports and underwriting analyses) or (ii) required to be obtained under the applicable laws relating to the transfer of Receivables in the Approved Settlement State related thereto.